Investment Strategy - T. Rowe Price Balanced Fund, Inc.	Feb. 25, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

The fund normally invests approximately 65% of its net assets in stocks and 35% of its net assets in fixed income securities, although the amount may vary based on market conditions. The fund invests at least 25% of its net assets in fixed income senior securities and may invest up to 35% of its net assets in foreign securities.

When deciding upon overall allocations between stocks and fixed income securities, the adviser may favor stocks when strong economic growth is expected and may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. The fund also gains exposure to stocks and fixed income securities, as well as specific asset classes, through investments in other T. Rowe Price mutual funds and/or exchange-traded funds.

The fund invests in bonds, including foreign issues, which are primarily rated investment grade (i.e., assigned one of the four highest credit ratings by credit rating agencies or by T. Rowe Price) and are chosen from across the entire government, corporate, and mortgage- and asset-backed securities markets. Maturities generally reflect the adviser’s outlook for interest rates.

When selecting particular stocks, the adviser examines relative values and prospects among growth- and value-oriented stocks, domestic and international stocks, small- to large-cap stocks, and stocks of companies involved in activities related to commodities and other real assets. Domestic stocks are drawn from the overall U.S. market and international stocks are selected primarily from large companies in developed countries, although stocks in emerging markets may also be purchased. This process draws heavily upon the adviser’s proprietary stock research expertise. While the fund maintains a well-diversified portfolio, its portfolio manager may at a particular time shift stock selection toward markets or market sectors that appear to offer attractive value and appreciation potential.

A similar security selection process applies to bonds. When deciding whether to adjust duration, credit risk exposure, or allocations among the various sectors (for example, high yield or “junk” bonds, mortgage- and asset-backed securities, foreign bonds, and emerging markets bonds), the adviser weighs such factors as the outlook for inflation and the economy, corporate earnings, expected interest rate movements and currency valuations, and the yield advantage that lower-rated bonds may offer over investment-grade bonds.

At times, the fund may have a significant portion of its assets invested in the same economic sector.

Strategy Portfolio Concentration [Text]	The fund normally invests approximately 65% of its net assets in stocks and 35% of its net assets in fixed income securities, although the amount may vary based on market conditions. The fund invests at least 25% of its net assets in fixed income senior securities and may invest up to 35% of its net assets in foreign securities.